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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 12, 1996, except for Note 1, which is August 2, 1996, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-09777) and related Prospectus of Educational Medical, Inc. for the registration of 3,105,000 shares of its common stock.


                                          Tsakopulos Brown Schott & Anchors

San Antonio, Texas

October 7, 1996